Exhibit 99.1

30 April 2024 | NYSE:NXRT

EARNINGS SUPPLEMENT: FIRST QUARTER 2024

NEXPOINT RESIDENTIAL TRUST, INC.

300 CRESCENT COURT, SUITE 700

DALLAS, TX 75201

INVESTOR RELATIONS:

KRISTEN THOMAS

NXRT.NEXPOINT.COM

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

TABLE OF CONTENTS

Earnings Release	1

Cautionary Statement Regarding Forward-Looking Statements	2

Overview	3

Highlights of Recent Activity	4

Financial Summary	6

2024 Full Year Guidance	7

Components of Net Asset Value	8

Consolidated Balance Sheets	9

Consolidated Statements of Operations	10

NOI and Same Store NOI	11

Q1 Same Store Results	12

Q1 Same Store Properties Operating Metrics	14

QoQ Same Store Properties Operating Metrics	15

FFO, Core FFO and AFFO	16

Historical Capital Expenditures	17

Value-Add Program Details	18

Outstanding Debt Details	21

Debt Maturity Schedule	24

Historical Acquisition Details	25

Historical Disposition Details	26

Definitions and Reconciliations of Non-GAAP Measures	27

SABAL PALM AT LAKE BUENA VISTA: ORLANDO, FL

FULLY UPGRADED KITCHEN

REFRESHED GYM EQUIPMENT, PAINT AND CARPETING

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FOR IMMEDIATE RELEASE

Contact:

Investor Relations

Kristen Thomas

IR@nexpoint.com

(214) 276-6300

Media inquiries: Pro-NexPoint@prosek.com

NEXPOINT RESIDENTIAL TRUST, INC. REPORTS FIRST QUARTER 2024 RESULTS

NXRT Reports Net Income of $26.4 million; $49.4 million of Capital Recycling Activity and Full Repayment of the Drawn

Balance on the Corporate Credit Facility

Dallas, TX, April 30, 2024 – NexPoint Residential Trust, Inc. (NYSE:NXRT) reported financial results for the first quarter ended March 31, 2024.

Highlights

●

NXRT[1] reported Net Income, FFO[2], Core FFO[2] and AFFO[2] of $26.3M, $18.9M, $19.6M and $22.6M, respectively, attributable to common stockholders for the quarter ended March 31, 2024, compared to Net Loss, FFO, Core FFO and AFFO of $(3.9)M, $19.3M, $18.6M and $21.0M, respectively, attributable to common stockholders for the quarter ended March 31, 2023.

●

For the three months ended March 31, 2024, Q1 Same Store properties[3] total revenue, NOI[2] and occupancy increased 3.6%, 4.0% and 30 bps respectively, and average effective rent decreased 0.4% from the prior year period.

●	The weighted average effective monthly rent per unit across all 37 properties held as of March 31, 2024 (the “Portfolio”), consisting of 13,376 units[4], was $1,511, while physical occupancy was 94.6%.

●	NXRT paid a first quarter dividend of $0.46242 per share of common stock on March 28, 2024.

●	During the first quarter, NXRT completed the sale of Old Farm for a sales price of $103.0 million.

●	On March 5, 2024, NXRT fully repaid the remaining drawn balance of $24.0 million on its Corporate Credit Facility.

●

During the first quarter, for the properties in our Portfolio, we completed 59 full and partial upgrades and leased 59 upgraded units, achieving an average monthly rent premium of $240 and a 21.8% ROI[5].

●

Since inception, for the properties currently in our Portfolio, we have completed 8,593 full and partial, 4,829 kitchen and laundry appliances and 11,614 technology packages, resulting in a $170, $39 and $43 average monthly rental increase per unit and a 20.9%, 51.4% and 37.4% ROI, respectively.

(1)	In this release, “we,” “us,” “our,” the “Company,” “NexPoint Residential Trust,” and “NXRT” each refer to NexPoint Residential Trust, Inc., a Maryland corporation.

(2)

FFO, Core FFO, AFFO and NOI are non-GAAP measures. For a discussion of why we consider these non-GAAP measures useful and reconciliations of FFO, Core FFO, AFFO and NOI to net income (loss), see the “Definitions and Reconciliations of Non-GAAP Measures” and “FFO, Core FFO and AFFO” sections of this release.

(3)

We define “Same Store” properties as properties that were in our Portfolio for the entirety of the periods being compared. There are 35 properties encompassing 12,961 units of apartment space in our Same Store pool for the three months ended March 31, 2024 (our “Q1 Same Store” properties). The same store unit count excludes 23 units that are currently down due to casualty events (Rockledge: 20 units, Bella Solara: 1 unit, Bloom: 1 unit and Torreyana: 1 unit).

(4)

Total number of units owned in our Portfolio as of March 31, 2024 is 13,399, however 23 units that are currently down due to casualty events (Rockledge: 20 units, Bella Solara: 1 unit, Bloom: 1 unit and Torreyana: 1 unit).

(5)	We define Return on Investment (“ROI”) as the sum of the actual rent premium divided by the sum of the total cost.

NXRT.NEXPOINT.COM	Page 1

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

First Quarter 2024 Financial Results

●	Total revenues were $67.6 million for the first quarter of 2024, compared to $69.2 million for the first quarter of 2023.

●

Net income for the first quarter of 2024 totaled $26.3 million, or income of $1.00 per diluted share, which included $24.3 million of depreciation and amortization expense. This compared to net loss of $(3.9) million, or loss of $(0.15) per diluted share, for the first quarter of 2023, which included $23.3 million of depreciation and amortization expense.

●

The change in our net income of $26.4 million for the three months ended March 31, 2024 as compared to our net loss of $(3.9) million for the three months ended March 31, 2023 primarily relates to an increase in gain on sale of real estate and a decrease in interest expense, partially offset by an increase in depreciation expense.

●	For the first quarter of 2024, NOI was $41.1 million on 37 properties, compared to $41.1 million for the first quarter of 2023 on 40 properties.

●	For the first quarter of 2024, Q1 Same Store NOI increased 4.0% to $39.2 million, compared to $37.7 million for the first quarter of 2023.

●	For the first quarter of 2024, FFO totaled $18.9 million, or $0.72 per diluted share, compared to $19.3 million, or $0.74 per diluted share, for the first quarter of 2023.

●	For the first quarter of 2024, Core FFO totaled $19.6 million, or $0.75 per diluted share, compared to $18.6 million, or $0.71 per diluted share, for the first quarter of 2023.

●	For the first quarter of 2024, AFFO totaled $22.6 million, or $0.86 per diluted share, compared to $21.0 million, or $0.81 per diluted share, for the first quarter of 2023.

First Quarter Earnings Conference Call

NexPoint Residential Trust, Inc., (“NXRT” or the “Company”), (NYSE:NXRT) will host a call on Tuesday, April 30, 2024, at 11:00 a.m. ET (10:00 a.m. CT), to discuss its first quarter 2024 financial results. The conference call can be accessed live over the phone by dialing 888-660-4430 or, for international callers, +1 646-960-0537 and using passcode Conference ID: 5001576. A live audio webcast of the call will be available online at the Company’s website, nxrt.nexpoint.com (under “Resources”). An online replay will be available shortly after the call on the Company’s website and continue to be available for 60 days.

A replay of the conference call will also be available through Tuesday, May 14, 2024, by dialing 800-770-2030 or, for international callers, +1 647-362-9199 and entering passcode 5001576.

About NXRT

NexPoint Residential Trust is a publicly traded REIT, with its shares listed on the New York Stock Exchange under the symbol “NXRT,” primarily focused on acquiring, owning and operating well-located middle-income multifamily properties with “value-add” potential in large cities and suburban submarkets of large cities, primarily in the Southeastern and Southwestern United States. NXRT is externally advised by NexPoint Real Estate Advisors, L.P., an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor, which has extensive real estate experience. Our filings with the Securities and Exchange Commission (the “SEC”) are available on our website, nxrt.nexpoint.com, under the “Financials” tab.

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as “expect,” “anticipate,” “estimate,” “may,” “should,” “plan” and similar expressions and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding NXRT’s business and industry in general, dispositions in process, including the timing of sale and investment returns, forecasted job creation, forecasted NXRT MSA quarterly deliveries and absorptions, forecasted submarket deliveries, NXRT’s guidance for financial results for the full year 2024, including earnings per diluted share, Core FFO per diluted share, same store rental income, same store total revenue and same store NOI, and the related components and assumptions, including expected acquisitions and dispositions, expected same store pool, shares outstanding and same store growth projections, NXRT’s net asset value and the related components and assumptions, estimated value-add expenditures, debt payments, outstanding debt and shares outstanding, net income and NOI guidance for the second quarter and full year 2024 and the related assumptions, planned value-add programs, including rehab costs, rent change and return on investment, expected settlement of interest rate swaps and the effect on the debt maturity schedule, rehab budgets and expected acquisitions and dispositions and related timing. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the Securities and Exchange Commission, particularly those described in our Annual Report on Form 10-K. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s most recent Annual Report on Form 10-K and other filings with the SEC for a more complete discussion of the risks and other factors that could affect any forward-looking statements. The statements made herein speak only as of the date of this release and except as required by law, NXRT does not undertake any obligation to publicly update or revise any forward-looking statements.

NXRT.NEXPOINT.COM	Page 2

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC: FIRST QUARTER 2024 OVERVIEW

Company Profile

(share counts in thousands)
Exchange/Ticker	NYSE:NXRT
Share Price (1)	$33.31
Insider Ownership (2)	13.98%
2024 Q2 Dividend Per Share	$0.46242
Dividend Yield (1)	5.55%
Shares outstanding - basic (3)	25,721
Shares outstanding - diluted (3)	26,354

(1)	As of the close of market trading on April 29, 2024.
(2)	As of the close of market trading on March 31, 2024.
(3)	Weighted average for the three months ended March 31, 2024.

Portfolio Composition by Market

Market	% of Units
Phoenix	15.0%
South Florida	14.6%
Dallas/Fort Worth	14.5%
Atlanta	12.6%
Nashville	10.0%
Orlando	8.8%
Las Vegas	8.7%
Charlotte	5.4%
Raleigh	4.7%
Tampa	4.3%
Houston	1.4%

Total	100.0%

Revenue & Average Rent Per Unit

[Stock Price Performance (Since Inception; 4/1/2015)]

NXRT.NEXPOINT.COM	Page 3

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Highlights of Recent Activity

COMPLETED DISPOSITIONS

Property Name	Location	Date of Sale	Sales Price	IRR	Multiple on Invested Capital	Net Cash Proceeds (1)	Gain on Sale of Real Estate

Old Farm	Houston, TX	March 1, 2024	$103,000	22.1%	2.98x	$49,397	$31,709

DISPOSITION IN PROCESS (2)

Property Name	Location	Date of Sale	Sales Price	IRR	Multiple on Invested Capital	Net Cash Proceeds (1)

Radbourne Lake	Charlotte, NC	Q2 2024 Expected	$39,250	19.3%	3.60x	$18,647

(1)	Net Cash Proceeds include sale price less debt paydown and closing costs.
(2)

Radbourne Lake is under contract for sale with a material non-refundable earnest money deposit. We expect to execute this disposition in the second quarter of 2024. Investment returns are estimated above and subject to change until the sale is finalized.

JOB CREATION NXRT MARKETS v. TOP 80 MSAs

Annual Job Creation	2023	2024	2025	2026	2027

NXRT Markets	508,354	264,008	201,871	151,156	138,674

All other MSAs	1,031,994	542,610	337,649	164,221	136,982

Total	1,540,348	806,618	539,520	315,377	275,656

NXRT Mkts % of Total	33.0%	32.7%	37.4%	47.9%	50.3%

Job Growth NXRT Mkts	2.4%	1.2%	0.9%	0.7%	0.6%

Job Growth All other MSAs	1.8%	0.9%	0.6%	0.4%	0.3%

NXRT MSA QUARTERLY DELIVERIES AND ABSORBTION (1)

(1)	Source: 2024 Costar Group.; Data as of April 2024.

NXRT.NEXPOINT.COM	Page 4

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FORCASTED SUBMARKET DELIVERIES (1)

Market	Submarket (RealPage)	Property	NXRT Unit Exposure	2024 Q1 Inventory	2023 Deliveries	2024 Q1	2024 Q2	2024 Q3	2024 Q4	2024 Deliveries	2025 Q1	2025 Q2	2025 Q3	2025 Q4	2025 Deliveries	2026 Deliveries	3-year Deliveries	3-year % Growth
ATL	Southeast Marietta	Rockledge	708	14,105	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0%
ATL	Southeast Marietta	The Preserve at Terrell Mill	752	14,105	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0%
ATL	Sandy Springs	The Adair	232	20,205	0	0	0	0	142	142	144	0	0	0	144	0	286	1.4%
CHA	Huntersville/Cornelius	The Verandas at Lake Norman	264	7,779	216	0	0	609	301	910	572	587	642	204	2,005	0	2,915	37.5%
CHA	Matthews/Southeast Charlotte	Creekside at Matthews	240	11,777	416	79	43	0	273	395	283	120	0	0	403	0	798	6.8%
DFW	East Fort Worth	The Venue at 8651	333	13,057	114	0	0	0	0	0	0	0	151	311	462	204	666	5.1%
DFW	Far North Dallas	Versailles	388	29,650	0	92	566	239	0	897	0	0	0	0	0	0	897	3.0%
DFW	Far North Dallas	Versailles II	242	29,650	0	92	566	239	0	897	0	0	0	0	0	0	897	3.0%
DFW	Hurst/Euless/Bedford	Arbors on Forest Ridge	210	33,890	53	14	0	0	0	14	210	70	70	210	560	140	714	2.1%
DFW	Hurst/Euless/Bedford	Summers Landing	196	33,890	53	14	0	0	0	14	210	70	70	210	560	140	714	2.1%
DFW	Oak Lawn/Park Cities	Atera	380	20,626	119	32	104	16	0	152	255	225	172	204	856	503	1,511	7.3%
DFW	Richardson	Cutters Point	196	19,433	0	180	531	0	0	711	230	154	0	0	384	0	1,095	5.6%
HOU	Westchase	Stone Creek at Old Farm	190	29,872	165	0	0	81	84	165	56	0	0	0	56	0	221	0.7%
LSV	Northwest Las Vegas	Bella Solara	320	20,790	709	144	237	294	149	824	187	365	217	113	882	38	1,744	8.4%
LSV	Northwest Las Vegas	Bloom	528	20,790	709	144	237	294	149	824	187	365	217	113	882	38	1,744	8.4%
LSV	Southwest Las Vegas	Torreyana	316	19,932	905	435	541	287	391	1,654	523	64	0	0	587	0	2,241	11.2%
NASH	East Nashville	Residences at Glenview Reserve	360	13,939	102	105	513	172	138	928	186	174	141	213	714	0	1,642	11.8%
NASH	South Nashville	Arbors of Brentwood	346	17,293	840	141	202	112	168	623	57	0	0	0	57	0	680	3.9%
NASH	South Nashville	Brandywine	632	17,293	840	141	202	112	168	623	57	0	0	0	57	0	680	3.9%
ORL	East Orlando	The Cornerstone	430	21,948	325	350	0	93	129	572	171	108	0	0	279	0	851	3.9%
ORL	Northwest Orlando	Residences at West Place	342	17,079	245	165	55	60	90	370	139	147	149	128	563	257	1,190	7.0%
ORL	South Orange County	Sabal Palm at Lake Buena Vista	400	32,727	193	0	39	0	309	348	0	0	0	0	0	0	348	1.1%
PHX	Chandler	Fairways at San Marcos	352	25,570	850	38	300	212	292	842	287	172	93	0	552	0	1,394	5.5%
PHX	North Central Phoenix	Heritage	204	26,116	770	74	326	214	362	976	213	178	126	0	517	0	1,493	5.7%
PHX	North Central Phoenix	The Venue on Camelback	415	26,116	770	74	326	214	362	976	213	178	126	0	517	0	1,493	5.7%
PHX	Northeast Phoenix	Bella Vista	248	21,880	50	150	153	549	107	959	93	0	0	0	93	0	1,052	4.8%
PHX	South Tempe	Enclave	204	17,812	259	86	58	0	0	144	0	0	0	0	0	0	144	0.8%
PHX	Southwest Mesa	Madera Point	256	18,090	276	36	18	18	49	121	57	8	0	0	65	0	186	1.0%
PHX	West Phoenix	Estates on Maryland	330	15,570	0	0	0	0	0	0	0	0	0	0	0	0	0	0.0%
RDU	Far North Raleigh	Six Forks Station	323	12,477	1,350	306	74	489	183	1,052	0	0	0	0	0	0	1,052	8.4%
RDU	North Cary/Morrisville	High House at Cary	302	20,949	740	163	275	850	964	2,252	145	0	0	0	145	0	2,397	11.4%
SFL	Pembroke Pines/Miramar	Avant at Pembroke Pines	1,520	26,029	398	126	154	223	278	781	112	0	0	0	112	0	893	3.4%
SFL	West Palm Beach	Parc500	217	32,516	1,282	319	264	1,018	326	1,927	0	80	120	120	320	0	2,247	6.9%
SFL	West Palm Beach	Seasons 704	222	32,516	1,282	319	264	1,018	326	1,927	0	80	120	120	320	0	2,247	6.9%
TPA	Egypt Lake/Lowry Park	Courtney Cove	324	12,846	0	0	0	0	0	0	122	123	0	0	245	0	245	1.9%
TPA	Temple Terrace	The Summit at Sabal Park	252	16,002	0	0	0	0	0	0	70	105	107	72	354	0	354	2.2%
Totals/Averages			13,174	560,087	10,212	3,035	4,453	5,536	4,735	17,759	4,112	2,680	1,988	1,575	10,355	1,142	29,256	5.2%

(1)	Source: 2024 RealPage, Inc.; Data as of April 2024.

NXRT.NEXPOINT.COM	Page 5

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Financial Summary

	Q1 2024	Q1 2023	FY 2023	FY 2022
(in thousands, except for per share and unit data)
Company Profile
Market Capitalization	$830,000	$1,120,000	$884,000	$1,112,000
Share Price (as of the last day of the period)	$32.19	$43.67	$34.43	$43.52
Weighted average common shares outstanding - basic	25,721	25,599	25,654	25,610
Weighted average common shares outstanding - diluted	26,354	25,599	26,245	25,610

Earnings Profile
Total revenues	$67,577	$69,227	$277,526	$263,952
Net income (loss) attributable to common stockholders	26,298	(3,883)	44,264	(9,260)
NOI (1)	41,089	41,130	167,404	157,424
Same Store NOI (2)	39,216	37,691	144,999	129,279
Same Store NOI Growth (%) (2)	4.0%		8.2%

Earnings Metrics Per Common Share (diluted basis)
Earnings (loss)	$1.00	$(0.15)	$1.69	$(0.36)
FFO (1)	$0.72	$0.74	$2.72	$2.81
Core FFO (1)	$0.75	$0.71	$2.80	$3.13
AFFO (1)	$0.86	$0.81	$3.22	$3.49
Dividends declared per common share	$0.46	$0.42	$1.72	$1.56
Net Income (Loss) Coverage (3)	2.16x	-0.36x	0.98x	-0.23x
FFO Coverage (3)	1.55x	1.76x	1.58x	1.80x
Core FFO Coverage (3)	1.61x	1.70x	1.63x	2.01x
AFFO Coverage (3)	1.85x	1.92x	1.87x	2.24x

Portfolio
Total Properties	37	40	38	40
Total Units (4)	13,376	15,020	14,117	15,127
Occupancy	94.6%	94.0%	94.7%	94.1%
Average Effective Monthly Rent per Unit	$1,511	$1,487	$1,502	$1,480

Same Store Portfolio Metrics (2)
Total Same Store Properties	35	35	33	33
Total Same Store Units	12,961	12,893	12,378	12,341
Occupancy	94.7%	94.4%	94.7%	94.1%
Average Effective Monthly Rent per Unit	$1,514	$1,520	$1,509	$1,508

Value-Add Program
Completed Full/Partial Interior Rehab Units	127	690	2,073	2,409
Cumulative Completed Rehab Units (5)	8,593
Average Increase to Effective Monthly Rent per Unit (Post-Rehab)	$170
ROI on Post-Rehab Units	20.9%

Outstanding Debt Summary
Total Mortgage Debt	$1,498,277	$1,621,634
Credit Facilities	—	57,000

Total Debt Outstanding	$1,498,277	$1,678,634

Leverage Ratio (Total Debt to Market Capitalization plus Total Debt)	64%	60%
Leverage Ratio (Net Debt to Enterprise Value) (6)	64%	60%

(1)  For more information and reconciliations of NOI, FFO, Core FFO and AFFO, see the “FFO, Core FFO and AFFO,” “NOI and Same Store NOI” and “Definitions and Reconciliations of Non-GAAP Measures” sections of this release.

(2)  We define “Same Store” properties as properties that were in our Portfolio for the entirety of the periods being compared. For additional information regarding our Q1 Same Store properties, see the “Q1 Same Store Results” section of this release.

(3)  Indicates coverage ratio of Net Income (Loss)/FFO/Core FFO/AFFO per common share (diluted) over dividends declared per common share during the period. The Company uses actual diluted weighted average common shares outstanding when in a dilutive position for FFO, Core FFO and AFFO.

(4)  Total units owned as of March 31, 2024 is 13,399, however 23 units are currently excluded due to fires and water damage.

(5)  Inclusive of all full and partial interior upgrades completed through March 31, 2024. Cumulative results exclude rehabs completed for properties sold through March 31, 2024.

(6)  For more information and a reconciliation of debt to net debt, see the “Definitions and Reconciliations of Non-GAAP Measures” section of this release.

NXRT.NEXPOINT.COM	Page 6

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

2024 Full Year Guidance Summary

NXRT is reaffirming 2024 guidance ranges for earnings per diluted share, Core FFO per diluted share, Same Store rental income, Same Store total revenue, Same Store total expenses, Same Store NOI, and Acquisitions and Dispositions as follows (dollars in millions, except per share amounts):

	Guidance Range (1)
	Low-End	Mid-Point	High-End
Earnings per diluted share (2)	$0.59	$0.72	$0.85
Core FFO per diluted share (2) (3)	$2.60	$2.72	$2.85

Same Store Growth: (4)
Rental Income	1.4%	2.3%	3.2%
Total Revenue	1.1%	2.0%	2.9%
Total Expenses (5)	6.0%	5.1%	4.3%
Same Store NOI (3)	-2.0%	0.0%	2.0%

Other Considerations: (5)
Acquisitions	$—	$100.0	$200.0
Dispositions	$150.0	$225.0	$300.0

(1)  Full Year 2024 guidance forecast includes Same Store growth projections presented above, which takes into effect the held for sale properties of Stone Creek at Old Farm and Radbourne Lake, thereby removing those assets from the Full Year 2024 expected Same Store pool.

(2)  Weighted average diluted share count estimate for full year 2024 is approximately 25.6 million.

(3)  Same Store NOI and Core FFO are non-GAAP measures. For reconciliations of Full Year 2024 Same Store NOI and Core FFO guidance to net income guidance, and a discussion of why we consider these non-GAAP measures useful, see the “Definitions and Reconciliations of Non-GAAP Measures” section of this release.

(4)  Year-over-year growth for the Full Year 2024 expected Same Store pool (35 properties).

(5)  We continue to evaluate our Portfolio for capital recycling opportunities. Transaction volumes presented are incorporated into the earnings per share and Core FFO guidance above. Actual acquisitions and dispositions could vary significantly from our projections. We undertake no duty to update these assumptions, except as required by law.

Additional information on 2024 financial and earnings guidance is included in the following sections of this release.

NXRT.NEXPOINT.COM	Page 7

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Components of Net Asset Value

(dollar and share amounts in thousands, except per share and per unit data)

REAL ESTATE VALUE BY MARKET

Property	NOI	Cap Rate Range (1)		Value Range (2)
Market	Contribution	Min	Max	Min	Max
Texas
Dallas/Fort Worth	10.8%	5.5%	6.0%	$277,130	$314,785
Houston	1.0%	5.5%	6.0%	25,002	28,399

North Carolina
Raleigh	4.2%	5.5%	6.0%	107,558	122,173
Charlotte	3.8%	5.5%	6.0%	96,899	110,065

Georgia
Atlanta	12.1%	5.5%	6.0%	309,952	352,067

Tennessee
Nashville	9.5%	5.5%	6.0%	242,166	275,071

Florida
Orlando	8.8%	5.5%	6.0%	225,056	255,636
Tampa	3.8%	5.5%	6.0%	95,952	108,990
South Florida	20.2%	5.5%	6.0%	517,553	587,876

Nevada
Las Vegas	8.5%	5.5%	6.0%	217,453	247,000

Arizona
Phoenix	17.3%	5.5%	6.0%	441,870	501,910

Total / Ave	100.0%	5.5%	6.0%	$2,556,591	$2,903,972

NAV SUMMARY

Component	Min	Max
Tangible Assets
Real Estate (2)	$2,556,591	$2,903,972
Cash	37,234
Restricted Cash - Renovation Reserves (4)	2,907
Renovation Expenditures (4)	(2,907)
Cash Adjustments (5)	(314)
Fair Market Value of Interest Rate Swaps	73,711
Other Assets	48,560
Radbourne Lake Gross Sale Proceeds (6)	39,250

Value of Assets	$2,755,032	$3,102,413

Tangible Liabilities
Credit Facility (7)	$0
Mortgage Debt	1,498,277

Total Outstanding Debt	1,498,277
Forward 12-month Principal Payments (5)	(314)

Total Outstanding Debt (FY 2024 Est.)	1,497,963
Other Tangible Liabilities (at Book)	35,520

Value of Liabilities	$1,533,483

Net Leverage (mid-point)	52%

Net Asset Value	$1,221,549	$1,568,930

Shares outstanding - diluted (as of March 31, 2024)	26,606

Est. NAV / Share	$45.91	$58.97

NAV / Share (mid-point)	$52.44

NOI ESTIMATE

Q4 2023 NOI Actual	42,162
Q1 2024 NOI Actual	41,089
	Low	High
Estimated Q2 2024 NOI Guidance (3)	37,916	39,378

2024 NOI Guidance (3)	$153,395	$159,718

IMPLIED VALUATION METRICS

	Min	Max
Implied Real Estate Value	$2,556,591	$2,903,972

No. of Units (March 31, 2024) (2)	13,399

Implied Value/Apartment Unit	$190.8	$216.7

Implied Value/Apartment Unit (mid-point)	$203.8

(1)   Management estimates based on independent third-party review of our properties.

(2)   Estimated value ranges are presented for the existing portfolio (37 properties as of as of March 31, 2024).

(3)   The Company anticipates net income will be in the range between approximately $15.2 million and $21.8 million for the full year 2024 and between $9.6 million and $11.1 million for the second quarter of 2024. FY 2024 NOI Guidance considers the forecast disposition of Radbourne Lake and considers a commensurate volume of capital recycling.

(4)   Includes approximately $2.9 million that is held for value-add upgrades; reduced by $2.9 million for estimated 2024 rehab expenditures.

(5)   Includes approximately $0.3 million in forward 12-month principal payments.

(6)   Radbourne Lake is under a binding sales contract and expected to close in the second quarter of 2024.

(7)   Includes outstanding balance of March 31, 2024.

NXRT.NEXPOINT.COM	Page 8

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	March 31, 2024	December 31, 2023
	(Unaudited)
ASSETS
Operating Real Estate Investments
Land	$359,819	$359,819
Buildings and improvements	1,723,657	1,719,864
Construction in progress	6,861	8,322
Furniture, fixtures and equipment	185,257	180,435

Total Gross Operating Real Estate Investments	2,275,594	2,268,440
Accumulated depreciation and amortization	(435,410)	(411,087)

Total Net Operating Real Estate Investments	1,840,184	1,857,353
Real estate held for sale, net of accumulated depreciation of $14,478 and $38,871, respectively	40,090	110,747

Total Net Real Estate Investments	1,880,274	1,968,100
Cash and cash equivalents	37,234	12,367
Restricted cash	31,515	32,912
Accounts receivable, net	13,082	14,598
Prepaid and other assets	6,870	8,640
Fair value of interest rate swaps	73,711	71,028

TOTAL ASSETS	$2,042,686	$2,107,645

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgages payable, net	$1,454,101	$1,453,787
Mortgages payable held for sale, net	35,204	88,044
Credit facility, net	—	23,243
Accounts payable and other accrued liabilities	14,121	17,140
Accrued real estate taxes payable	7,619	11,230
Accrued interest payable	9,077	9,399
Security deposit liability	3,060	3,159
Prepaid rents	1,643	1,773

Total Liabilities	1,524,825	1,607,775

Redeemable noncontrolling interests in the Operating Partnership	5,082	5,246

Stockholders’ Equity:
Preferred stock, $0.01 par value: 100,000,000 shares authorized; 0 shares issued	—	—
Common stock, $0.01 par value: 500,000,000 shares authorized; 25,774,730 and 25,674,313 shares issued and outstanding, respectively	257	256
Additional paid-in capital	414,243	413,010
Accumulated earnings (loss) less dividends	25,742	11,493
Accumulated other comprehensive income	72,537	69,865

Total Stockholders’ Equity	512,779	494,624

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,042,686	$2,107,645

NXRT.NEXPOINT.COM	Page 9

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE INCOME (LOSS)

(in thousands, except per share amounts)

(Unaudited)

	For the Three Months Ended March 31,
	2024	2023
Revenues
Rental income	$65,598	$67,537
Other income	1,979	1,690

Total revenues	67,577	69,227

Expenses
Property operating expenses	13,768	13,266
Real estate taxes and insurance	9,312	10,020
Property management fees (1)	1,958	2,027
Advisory and administrative fees (2)	1,743	1,889
Corporate general and administrative expenses	4,910	3,367
Property general and administrative expenses	2,281	2,270
Depreciation and amortization	24,323	23,266

Total expenses	58,295	56,105

Operating income before gain on sales of real estate	9,282	13,122
Gain on sales of real estate ($31,709 with related party)	31,709	—

Operating income	40,991	13,122
Interest expense	(14,391)	(16,739)
Gain (loss) on extinguishment of debt and modification cost	(546)	122
Casualty gain (loss)	199	(814)
Equity in earnings of affiliate	38	—
Miscellaneous income	111	411

Net income (loss)	26,402	(3,898)
Net income (loss) attributable to redeemable noncontrolling interests in the Operating Partnership	104	(15)

Net income (loss) attributable to common stockholders	$26,298	$(3,883)

Other comprehensive income (loss)
Unrealized gains (losses) on interest rate derivatives	2,683	(17,206)

Total comprehensive income (loss)	29,085	(21,104)
Comprehensive income (loss) attributable to redeemable noncontrolling interests in the Operating Partnership	115	(80)

Comprehensive income (loss) attributable to common stockholders	$28,970	$(21,024)

Weighted average common shares outstanding - basic	25,721	25,599

Weighted average common shares outstanding - diluted	26,354	25,599

Earnings (loss) per share - basic	$1.02	$(0.15)

Earnings (loss) per share - diluted	$1.00	$(0.15)

(1)	Fees incurred to an unaffiliated third party that is an affiliate of the noncontrolling limited partner of the Operating Partnership (the “OP”).
(2)	Fees incurred to the Company’s adviser.

NXRT.NEXPOINT.COM	Page 10

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NOI and Same Store NOI for the Three Months Ended March 31, 2024 and 2023

The following table, which has not been adjusted for the effects of noncontrolling interests, reconciles NOI and our Q1 Same Store NOI for the three months ended March 31, 2024 and 2023 to net income (loss), the most directly comparable GAAP financial measure (in thousands):

		For the Three Months Ended March 31,
		2024	2023

Net income (loss)		$26,402	$(3,898)
Adjustments to reconcile net income (loss) to NOI:
Advisory and administrative fees		1,743	1,889
Corporate general and administrative expenses		4,614	3,367
Casualty-related expenses/(recoveries)	(1)	33	(1,706)
Casualty loss (gain)		(199)	814
Property general and administrative expenses	(2)	983	781
Depreciation and amortization		24,323	23,266
Interest expense		14,391	16,739
Equity in earnings of affiliate		(38)	—
Gain (loss) on extinguishment of debt and modification costs		546	(122)
Gain on sales of real estate		(31,709)	—

NOI		$41,089	$41,130

Less Non-Same Store
Revenues		(3,885)	(8,041)
Operating expenses		2,015	4,660
Operating income		(3)	(58)

Same Store NOI		$39,216	$37,691

(1)	Adjustment to net income (loss) to exclude certain property operating expenses that are casualty-related expenses/(recoveries).
(2)

Adjustment to net income (loss) to exclude certain property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

NXRT.NEXPOINT.COM	Page 11

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Q1 Same Store Results of Operations for the Three Months Ended March 31, 2024 and 2023

There are 35 properties encompassing 12,961 units of apartment space, or approximately 96.7% of our Portfolio, in our same store pool for the three months ended March 31, 2024 and 2023 (our “Q1 Same Store” properties). Our Q1 Same Store properties exclude the following two properties in our Portfolio as of March 31, 2024: Stone Creek at Old Farm and Radbourne Lake as well as the 23 units mentioned on page 1 that are currently down.

As of March 31, 2024, our Q1 Same Store properties were approximately 94.7% leased with a weighted average monthly effective rent per occupied apartment unit of $1,514, a year-over-year increase of 30 bps and decrease of $6, respectively.

The following table reflects the revenues, property operating expenses and NOI for the three months ended March 31, 2024 and 2023 for our Q1 Same Store and Non-Same Store properties (dollars in thousands):

	For the Three Months Ended March 31,
	2024	2023	$ Change	% Change
Revenues
Same Store
Rental income	$61,910	$59,761	$2,149	3.6%
Other income	1,486	1,425	61	4.3%

Same Store revenues	63,396	61,186	2,210	3.6%
Non-Same Store
Rental income	3,688	7,776	(4,088)	N/M
Other income	197	265	(68)	-25.7%

Non-Same Store revenues	3,885	8,041	(4,156)	N/M

Total revenues	67,281	69,227	(1,946)	-2.8%

Operating expenses
Same Store
Property operating expenses (1)	12,706	12,595	111	0.9%
Real estate taxes and insurance	8,555	8,238	317	3.8%
Property management fees (2)	1,821	1,778	43	2.4%
Property general and administrative expenses (3)	1,206	1,237	(31)	-2.5%

Same Store operating expenses	24,288	23,848	440	1.8%
Non-Same Store
Property operating expenses (4)	1,029	2,377	(1,348)	N/M
Real estate taxes and insurance	757	1,782	(1,025)	N/M
Property management fees (2)	137	249	(112)	-45.0%
Property general and administrative expenses (5)	92	252	(160)	N/M

Non-Same Store operating expenses	2,015	4,660	(2,645)	N/M

Total operating expenses	26,303	28,508	(2,205)	-7.7%

Operating income
Same Store
Miscellaneous income	108	353	(245)	N/M
Non-Same Store
Miscellaneous income	3	58	(55)	N/M

Total operating income	111	411	(300)	N/M

NOI
Same Store	39,216	37,691	1,525	4.0%
Non-Same Store	1,873	3,439	(1,566)	-45.5%

Total NOI (6)	$41,089	$41,130	$(41)	-0.1%

(1)	For the three months ended March 31, 2024 and 2023, excludes approximately $32,000 and $(1,856,000), respectively, of casualty-related expenses/(recoveries).
(2)	Fees incurred to an unaffiliated third party that is an affiliate of the noncontrolling limited partner of the OP.
(3)

For the three months ended March 31, 2024 and 2023, excludes approximately $913,000 and $638,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

NXRT.NEXPOINT.COM	Page 12

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

(4)	For the three months ended March 31, 2024 and 2023, excludes approximately $1,000 and $150,000, respectively, of casualty-related expenses.
(5)

For the three months ended March 31, 2024 and 2023, excludes approximately $70,000 and $143,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

(6)	For additional information regarding NOI, see the “Definitions and Reconciliations of Non-GAAP Measures” and “NOI and Same Store NOI” sections of this release.

The following table contains additional information about our Q1 Same Store properties rent and occupancy metrics, revenues, operating expenses and NOI for the three months ended March 31, 2024 and 2023 (dollars in thousands, except for per unit data):

	Q1 2024	Q1 2023	% Change
Same Store Total Units	12,961	12,893
Same Store Occupied Units	12,280	12,177
Same Store Ending Occupancy	94.7%	94.4%	0.3%
Same Store Average Rent per Unit	$1,514	$1,520	-0.4%

Same Store Revenues
Same Store Rental Income	$61,910	$59,761	3.6%
Same Store Other Income	1,486	1,425	4.3%

Total Same Store Revenues	63,396	61,186	3.6%

Same Store Operating Expenses
Payroll	4,871	5,195	-6.2%
Repairs & Maintenance	5,002	4,861	2.9%
Utilities	2,833	2,539	11.6%
Real Estate Taxes	7,122	6,860	3.8%
Insurance	1,433	1,378	4.0%
Property Management Fees	1,821	1,778	2.4%
Office Operations	890	893	-0.3%
Marketing	316	344	-8.1%

Total Same Store Operating Expenses	24,288	23,848	1.8%

Same Store Operating Income
Miscellaneous income	108	353	N/M

Total Same Store Operating Income	108	353	N/M

Q1 Same Store NOI	$39,216	$37,691	4.0%

NXRT.NEXPOINT.COM	Page 13

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Q1 Same Store Properties Operating Metrics

(dollars in thousands, except for per unit data)

Properties by Market (1)	Unit Count	Average Effective Rent			Occupancy			Total Rental Income
	Total	Q1 2024	Q1 2023	% Change	Q1 2024	Q1 2023	bps Δ	Q1 2024	Q1 2023	% Change
Texas
Dallas	1,945	$1,273	$1,290	-1.3%	92.9%	94.9%	-200	$7,932	$7,917	0.2%
Average/Total	1,945	1,273	1,290	-1.3%	92.9%	94.9%	-200	7,932	7,917	0.2%

North Carolina
Charlotte	504	1,392	1,391	0.1%	96.0%	92.5%	350	2,322	2,137	8.7%
Raleigh/Durham	625	1,451	1,420	2.2%	92.8%	94.9%	-210	2,656	2,576	3.1%
Average/Total	1,129	1,425	1,407	1.3%	94.2%	93.8%	40	4,978	4,713	5.6%

Georgia
Atlanta	1,672	1,479	1,516	-2.4%	96.1%	92.4%	370	7,697	7,362	4.6%
Average/Total	1,672	1,479	1,516	-2.4%	96.1%	92.4%	370	7,697	7,362	4.6%

Tennessee
Nashville	1,338	1,290	1,329	-2.9%	95.3%	94.2%	110	5,585	5,587	0.0%
Average/Total	1,338	1,290	1,329	-2.9%	95.3%	94.2%	110	5,585	5,587	0.0%

Florida
Orlando	1,172	1,582	1,578	0.3%	94.7%	94.9%	-20	5,713	5,422	5.4%
Tampa	576	1,388	1,430	-2.9%	94.3%	95.5%	-120	2,517	2,530	-0.5%
South Florida	1,959	2,109	2,013	4.8%	95.2%	95.4%	-20	12,922	12,009	7.6%
Average/Total	3,707	1,830	1,785	2.5%	94.9%	95.2%	-30	21,152	19,961	6.0%

Arizona
Phoenix	2,009	1,479	1,488	-0.6%	95.2%	95.3%	-10	9,573	9,528	0.5%
Average/Total	2,009	1,479	1,488	-0.6%	95.2%	95.3%	-10	9,573	9,528	0.5%

Nevada
Las Vegas	1,161	1,349	1,430	-5.7%	94.7%	93.5%	120	4,993	4,693	6.4%
Average/Total	1,161	1,349	1,430	-5.7%	94.7%	93.5%	120	4,993	4,693	6.4%

Average/Total	12,961	$1,514	$1,520	-0.4%	94.7%	94.4%	30	$61,910	$59,761	3.6%

(1)	This table only includes the 35 properties in our Q1 Same Store pool.

NXRT.NEXPOINT.COM	Page 14

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

QoQ Same Store Properties Operating Metrics

(dollars in thousands, except for per unit data)

Properties by Market (1)	Unit Count	Average Effective Rent			Occupancy			Total Rental Income
	Total	Q1 2024	Q4 2023	% Change	Q1 2024	Q4 2023	bps Δ	Q1 2024	Q4 2023	% Change
Texas
Dallas	1,945	$1,273	$1,287	-1.1%	92.9%	93.1%	-20	$7,932	$7,912	0.3%
Average/Total	1,945	1,273	1,287	-1.1%	92.9%	93.1%	-20	7,932	7,912	0.3%

North Carolina
Charlotte	504	1,392	1,391	0.1%	96.0%	95.8%	20	2,322	2,291	1.4%
Raleigh/Durham	625	1,451	1,436	1.0%	92.8%	93.7%	-90	2,656	2,708	-1.9%
Average/Total	1,129	1,425	1,416	0.6%	94.2%	94.6%	-40	4,978	4,999	-0.4%

Georgia
Atlanta	1,672	1,479	1,485	-0.4%	96.1%	96.2%	-10	7,697	7,604	1.2%
Average/Total	1,672	1,479	1,485	-0.4%	96.1%	96.2%	-10	7,697	7,604	1.2%

Tennessee
Nashville	1,338	1,290	1,315	-1.9%	95.3%	93.7%	160	5,585	5,561	0.4%
Average/Total	1,338	1,290	1,315	-1.9%	95.3%	93.7%	160	5,585	5,561	0.4%

Florida
Orlando	1,172	1,582	1,583	-0.1%	94.7%	94.4%	30	5,713	5,551	2.9%
Tampa	576	1,388	1,385	0.2%	94.3%	95.3%	-100	2,517	2,486	1.2%
South Florida	1,959	2,109	2,087	1.1%	95.2%	95.4%	-20	12,923	12,502	3.4%
Average/Total	3,707	1,830	1,819	0.6%	94.9%	95.1%	-20	21,153	20,539	3.0%

Arizona
Phoenix	2,009	1,479	1,477	0.1%	95.2%	95.3%	-10	9,573	9,521	0.5%
Average/Total	2,009	1,479	1,477	0.1%	95.2%	95.3%	-10	9,573	9,521	0.5%

Nevada
Las Vegas	1,161	1,349	1,354	-0.4%	94.7%	94.5%	20	4,992	4,948	0.9%
Average/Total	1,161	1,349	1,354	-0.4%	94.7%	94.5%	20	4,992	4,948	0.9%

Average/Total	12,961	$1,514	$1,516	-0.1%	94.7%	94.7%	0	$61,910	$61,084	1.4%

(1)	This table only includes the 35 properties in our Q1 Same Store pool.

NXRT.NEXPOINT.COM	Page 15

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FFO, Core FFO and AFFO

The following table reconciles our calculations of FFO, Core FFO and AFFO to net income (loss), the most directly comparable GAAP financial measure, for the three months ended March 31, 2024 and 2023 (in thousands, except per share amounts):

		For the Three Months Ended March 31,
		2024	2023	% Change
Net income (loss)		$26,402	$(3,898)	N/M
Depreciation and amortization		24,323	23,266	4.5%
Gain on sales of real estate		(31,709)	—	0.0%
Adjustment for noncontrolling interests		(75)	(73)	2.7%

FFO attributable to common stockholders		18,941	19,295	-1.8%

FFO per share - basic		$0.74	$0.75	-2.3%

FFO per share - diluted		$0.72	$0.74	-2.9%

(Gain) loss on extinguishment of debt and modification costs		546	(122)	N/M
Casualty-related expenses/(recoveries)		33	(1,706)	N/M
Casualty losses (gains)		(199)	814	N/M
Amortization of deferred financing costs - acquisition term notes		330	330	0.0%
Adjustment for noncontrolling interests		(2)	2	N/M

Core FFO attributable to common stockholders		19,649	18,613	5.6%

Core FFO per share - basic		$0.76	$0.73	5.1%

Core FFO per share - diluted		$0.75	$0.71	4.4%

Amortization of deferred financing costs - long term debt		387	437	-11.4%
Equity-based compensation expense		2,547	1,966	29.6%
Adjustment for noncontrolling interests		(12)	(9)	33.3%

AFFO attributable to common stockholders		22,571	21,007	7.4%

AFFO per share - basic		$0.88	$0.82	6.9%

AFFO per share - diluted		$0.86	$0.81	6.3%

Weighted average common shares outstanding - basic		25,721	25,599	0.5%

Weighted average common shares outstanding - diluted	(1)	26,354	26,075	1.1%

Dividends declared per common share		$0.46242	$0.42	10.1%

Net income (loss) Coverage - diluted	(2)	2.16x	-0.36x	N/M
FFO Coverage - diluted	(2)	1.55x	1.76x	-11.8%
Core FFO Coverage - diluted	(2)	1.61x	1.70x	-5.1%
AFFO Coverage - diluted	(2)	1.85x	1.92x	-3.4%

(1)	The Company uses actual diluted weighted average common shares outstanding when in a dilutive position for FFO, Core FFO and AFFO.
(2)	Indicates coverage ratio of Net Income (Loss)/FFO/Core FFO/AFFO per common share (diluted) over dividends declared per common share during the period.

NXRT.NEXPOINT.COM	Page 16

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Capital Expenditures

	Q1 2024	Q1 2023	% Change
($ in thousands)
Capital Expenditures
Acquisition Capital Expenditures	$—	$—	N/A

Capitalized Rehab Expenditures
Interior	1,730	7,309	-76.3%
Exterior and common area	474	4,007	-88.2%

Capitalized Maintenance Expenditures
Recurring	2,919	2,680	8.9%
Non-Recurring	1,776	2,294	-22.6%

Total Capital Expenditures	$6,899	$16,290	-57.6%

NXRT.NEXPOINT.COM	Page 17

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Value-Add Program Details: Interiors (Full & Partials)

Property Name (1)	Units	Rehab Units Completed (2)	Average Rent Pre-Rehab	Average Rent Post-Rehab	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change %	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	158	$1,221	$1,436	$10,346	17.6%	24.9%
Arbors on Forest Ridge	210	180	814	916	4,388	12.6%	27.9%
Atera Apartments	380	233	1,207	1,356	3,420	12.4%	52.5%
Avant at Pembroke Pines	1,520	646	1,841	2,095	17,570	13.8%	17.4%
Bella Solara	320	129	1,284	1,446	11,232	12.6%	17.3%
Bella Vista	248	204	1,466	1,608	10,516	9.7%	16.2%
Bloom	528	160	1,241	1,405	14,199	13.2%	13.8%
Brandywine I & II	632	553	1,034	1,219	10,766	17.9%	20.6%
Courtney Cove	324	300	1,000	1,113	4,974	11.3%	27.1%
Creekside at Matthews	240	83	1,316	1,517	12,455	15.3%	19.4%
Cutter’s Point	196	158	1,004	1,133	6,732	12.9%	23.0%
Estates on Maryland	330	109	1,285	1,474	13,332	14.7%	17.0%
Fairways of San Marcos	352	146	1,510	1,701	13,667	12.7%	16.8%
High House at Cary	302	115	1,331	1,602	13,517	20.4%	24.1%
Madera Point	256	262	871	983	4,535	12.8%	29.5%
Parc500	217	221	1,310	1,501	14,628	14.5%	15.6%
Radbourne Lake	225	381	1,079	1,150	2,841	6.6%	29.9%
Residences at Glenview Reserve	360	258	1,113	1,332	13,456	19.7%	19.6%
Residences at West Place	342	156	1,504	1,710	11,892	13.7%	20.8%
Rockledge Apartments	708	470	1,237	1,444	11,091	16.7%	22.4%
Sabal Palm at Lake Buena Vista	400	98	1,628	1,865	13,038	14.6%	21.8%
Seasons 704 Apartments	222	232	1,228	1,371	7,836	11.6%	21.8%
Six Forks Station	323	134	1,145	1,435	12,784	25.4%	27.2%
Summers Landing	196	56	1,092	1,316	11,075	20.6%	24.3%
Summit at Sabal Park	252	239	1,004	1,105	5,854	10.1%	20.8%
The Adair	232	135	1,741	2,030	11,918	16.6%	29.1%
The Cornerstone	430	517	1,061	1,155	4,931	8.9%	22.9%
The Enclave	204	172	1,468	1,654	10,392	12.7%	21.5%
The Heritage	204	177	1,406	1,540	9,609	9.6%	16.8%
The Preserve at Terrell Mill	752	781	898	1,079	11,376	20.1%	19.0%
The Verandas at Lake Norman	264	90	1,354	1,571	11,041	16.1%	23.7%
The Venue on Camelback	415	286	776	1,028	10,264	32.4%	29.4%
Torreyana Apartments	316	56	1,477	1,609	13,435	9.0%	11.9%
Venue at 8651	333	299	822	933	6,982	13.5%	19.1%
Versailles	388	317	817	921	6,164	12.7%	20.2%
Versailles II	242	82	903	1,038	5,632	15.0%	28.9%

Total/Weighted Average	13,209	8,593	$1,166	$1,336	$9,746	14.6%	20.9%

(1)	We do not plan to upgrade 100% of the units at each of our properties.
(2)	Inclusive of all full and partial interior upgrades completed through March 31, 2024.
(3)	Inclusive of all full and partial interior upgrades completed and leased through March 31, 2024.

NXRT.NEXPOINT.COM	Page 18

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Value-Add Program Details: Kitchen & Laundry Appliances

Property Name (1)	Units	Rehab Units Completed (2)	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change $	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	313	$858	$50	69.7%
Arbors on Forest Ridge	210	136	787	17	26.0%
Atera Apartments	380	368	812	40	59.7%
Avant at Pembroke Pines	1,520	371	1,364	(40)	-34.9%
Brandywine I & II	632	189	1,033	71	81.9%
Creekside at Matthews	240	191	1,080	45	50.0%
Cutter’s Point	196	141	756	46	72.9%
Estates on Maryland	330	21	1,067	38	42.3%
Madera Point	256	157	885	30	40.2%
Radbourne Lake	225	224	717	40	66.9%
Residences at Glenview Reserve	360	31	1,083	46	50.6%
Rockledge Apartments	708	620	819	40	58.6%
Sabal Palm at Lake Buena Vista	400	634	599	86	171.8%
Six Forks Station	323	197	1,087	55	60.7%
Summers Landing	196	99	835	11	16.4%
Summit at Sabal Park	252	249	994	40	48.3%
The Adair	232	11	1,083	84	92.8%
The Cornerstone	430	17	809	50	74.2%
The Verandas at Lake Norman	264	152	1,075	44	49.5%
Venue at 8651	333	264	770	47	73.0%
Versailles	388	306	868	50	68.4%
Versailles II	242	138	885	28	38.4%

Total/Weighted Average	8,463	4,829	$911	$39	51.4%

(1)	We do not plan to upgrade 100% of the units at each of our properties.
(2)	Inclusive of all kitchen and laundry appliance upgrades completed through March 31, 2024.
(3)	Inclusive of all kitchen and laundry appliance upgrades completed and leased through March 31, 2024.

NXRT.NEXPOINT.COM	Page 19

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Value-Add Program Details: Smart Home Technology Packages

Property Name (1)	Units	Rehab Units Completed (2)	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change $	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	346	$1,419	$45	30.9%
Arbors on Forest Ridge	210	210	1,416	45	30.9%
Atera Apartments	380	380	1,339	50	37.0%
Avant at Pembroke Pines	1,520	1,520	1,350	45	32.4%
Bella Solara	320	320	820	35	39.5%
Bella Vista	248	248	970	40	39.3%
Bloom	528	528	901	40	42.3%
Brandywine I & II	632	632	1,234	45	35.5%
Courtney Cove	324	324	1,238	35	26.2%
Creekside at Matthews	240	240	913	65	72.9%
Cutter’s Point	196	196	1,400	45	31.3%
Estates on Maryland	330	330	913	45	48.0%
Fairways of San Marcos	352	352	901	40	42.3%
Hight House at Cary	302	302	899	65	74.1%
Madera Point	256	256	1,283	45	34.1%
Old Farm	734	734	928	45	47.2%
Radbourne Lake	225	225	630	35	51.4%
Residences at Glenview Reserve	360	360	1,017	45	43.1%
Rockledge Apartments	708	708	942	35	34.4%
Sabal Palm at Lake Buena Vista	400	400	1,237	45	35.4%
Six Forks Station	323	323	844	35	38.4%
Stone Creek at Old Farm	190	190	909	45	48.2%
Summers Landing	196	196	1,449	45	30.2%
The Adair	232	232	913	45	48.0%
The Cornerstone	430	430	1,236	45	35.4%
The Enclave	204	204	966	40	39.4%
The Heritage	204	204	997	40	38.2%
The Venue on Camelback Apartments	415	415	808	30	33.0%
The Verandas at Lake Norman	264	264	954	65	69.8%
Torreyana Apartments	316	316	900	35	36.0%
Venue at 8651	333	333	1,229	45	35.6%
Versailles	388	388	1,080	45	40.6%
Versailles II	242	242	1,241	45	35.3%

Total/Weighted Average	11,614	11,614	$1,104	$43	37.4%

Planned Value-Add Programs				Rent Change & ROI (Projections)
Residences at West Place	342	—	TBD	TBD	TBD
Seasons 704 Apartments	222	—	TBD	TBD	TBD
Summit at Sabal Park	252	—	TBD	TBD	TBD
The Preserve at Terrell Mill	752	—	TBD	TBD	TBD

Total/Weighted Average Planned	1,568	—	TBD	TBD	TBD

(1)	We do not plan to upgrade 100% of the units at each of our properties.
(2)	Inclusive of all smart home technology package upgrades completed through March 31, 2024.
(3)	Inclusive of all smart home technology package upgrades completed and leased through March 31, 2024.

NXRT.NEXPOINT.COM	Page 20

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Outstanding Debt Details

Mortgage Debt

The following table contains summary information concerning the mortgage debt of the Company as of March 31, 2024 (dollars in thousands):

Operating Properties	Type	Term (months)	Outstanding Principal (1)	Interest Rate (2)	Maturity Date
Arbors on Forest Ridge	Floating	120	$19,184	6.87%	12/1/2032
Cutter’s Point	Floating	120	21,524	6.87%	12/1/2032
The Summit at Sabal Park	Floating	120	30,826	6.87%	12/1/2032
Courtney Cove	Floating	120	36,146	6.87%	12/1/2032
The Preserve at Terrell Mill	Floating	120	71,098	6.87%	12/1/2032
Versailles	Floating	120	40,247	6.87%	12/1/2032
Seasons 704 Apartments	Floating	120	33,132	6.87%	12/1/2032
Madera Point	Floating	120	34,457	6.87%	12/1/2032
Venue at 8651	Floating	120	18,690	6.87%	12/1/2032
The Venue on Camelback	Floating	120	42,788	7.50%	2/1/2033
Sabal Palm at Lake Buena Vista	Floating	84	42,100	6.74%	9/1/2025
Cornerstone	Floating	120	46,804	7.41%	12/1/2032
Parc500	Floating	120	29,416	6.87%	12/1/2032
Rockledge Apartments	Floating	120	93,129	6.87%	12/1/2032
Atera Apartments	Floating	120	46,198	6.87%	12/1/2032
Versailles II	Floating	84	12,061	6.62%	10/1/2025
Brandywine I & II	Floating	84	43,835	6.62%	10/1/2025
Bella Vista	Floating	84	29,040	6.76%	2/1/2026
The Enclave	Floating	84	25,322	6.76%	2/1/2026
The Heritage	Floating	84	24,625	6.76%	2/1/2026
Summers Landing	Floating	84	10,109	6.62%	10/1/2025
Residences at Glenview Reserve	Floating	84	25,502	6.88%	10/1/2025
Residences at West Place	Fixed	120	33,817	4.24%	10/1/2028
Avant at Pembroke Pines	Floating	84	177,100	6.87%	9/1/2026
Arbors of Brentwood	Floating	84	34,237	6.87%	10/1/2026
Torreyana Apartments	Floating	120	50,580	6.87%	12/1/2032
Bloom	Floating	120	59,830	6.87%	12/1/2032
Bella Solara	Floating	120	40,328	6.87%	12/1/2032
Fairways at San Marcos	Floating	120	60,228	6.87%	12/1/2032
The Verandas at Lake Norman	Floating	84	34,925	7.17%	7/1/2028
Creekside at Matthews	Floating	120	29,648	6.87%	12/1/2032
Six Forks Station	Floating	120	41,180	7.04%	10/1/2031
High House at Cary	Floating	84	46,625	7.33%	1/1/2029
The Adair	Floating	84	35,115	7.29%	4/1/2029
Estates on Maryland	Floating	84	43,157	7.29%	4/1/2029

			$1,463,003
Fair market value adjustment			477
Deferred financing costs, net of accumulated amortization of $4,175			(9,379)

			$1,454,101

Held For Sale Properties
Stone Creek at Old Farm	Floating	84	15,274	7.12%	7/1/2024
Radbourne Lake	Floating	84	20,000	6.73%	10/1/2025

			$35,274
Deferred financing costs, net of accumulated amortization of $530			(70)

			$35,204

(1)	Mortgage debt that is non-recourse to the Company and encumbers the multifamily properties.
(2)

Interest rate is based on a reference rate plus an applicable margin, except for fixed rate mortgage debt. The reference rate used in our Portfolio is 30-Day Average Secured Overnight Financing Rate (“SOFR”). As of March 31, 2024, SOFR was 5.322%.

NXRT.NEXPOINT.COM	Page 21

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Credit Facility

The following table contains summary information concerning the Company’s credit facility as of March 31, 2024 (dollars in thousands):

	Type	Term (months)	Outstanding Principal	Interest Rate (1)	Maturity Date
Corporate Credit Facility	Floating	36	$—	7.58%	6/30/2025

(1)	Interest rate is based on Term SOFR plus an applicable margin. Term SOFR as of March 31, 2024 was 5.329%.

Interest Rate Swap Agreements

As of March 31, 2024, the Company had the following outstanding interest rate swaps that were designated as cash flow hedges of interest rate risk (dollars in thousands):

Effective Date	Termination Date	Counterparty	Notional Amount	Fixed Rate (1)
June 1, 2019	June 1, 2024	KeyBank	$50,000	2.0020%
June 1, 2019	June 1, 2024	Truist	50,000	2.0020%
September 1, 2019	September 1, 2026	KeyBank	100,000	1.4620%
September 1, 2019	September 1, 2026	KeyBank	125,000	1.3020%
January 3, 2020	September 1, 2026	KeyBank	92,500	1.6090%
March 4, 2020	June 1, 2026	Truist	100,000	0.8200%
June 1, 2021	September 1, 2026	KeyBank	200,000	0.8450%
June 1, 2021	September 1, 2026	KeyBank	200,000	0.9530%
March 1, 2022	March 1, 2025	Truist	145,000	0.5730%
March 1, 2022	March 1, 2025	Truist	105,000	0.6140%

			$1,167,500	1.0682	%(2)

(1)	The floating rate option for the interest rate swaps is daily compounded average of SOFR plus a 0.11448% adjustment (“Adjusted SOFR”). As of March 31, 2024, Adjusted SOFR was 5.436%.
(2)	Represents the weighted average fixed rate of the interest rate swaps.

The following table contains summary information regarding our forward interest rate swap (dollars in thousands):

Effective Date	Termination Date	Counterparty	Notional Amount	Fixed Rate (1)
September 1, 2026	January 1, 2027	KeyBank	$92,500	1.7980%

(1)	The floating rate option for the interest rate swap is Adjusted SOFR. As of March 31, 2024, Adjusted SOFR was 5.436%.
(2)	Represents the weighted average fixed rate of the forward interest rate swap.

NXRT.NEXPOINT.COM	Page 22

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Interest Rate Cap Agreements

As of March 31, 2024, the Company had the following outstanding interest rate caps outstanding that are not designated as cash flow hedges of interest rate risk (dollars in thousands):

Properties	Type	Maturity Date	Notional	Strike Rate
The Verandas at Lake Norman	Floating	7/1/2024	34,925	3.40%
Creekside at Matthews	Floating	7/1/2024	31,900	4.40%
Sabal Palm at Lake Buena Vista	Floating	9/1/2024	42,100	6.20%
Residences at Glenview Reserve	Floating	10/1/2024	25,645	4.81%
Timber Creek	Floating	10/1/2024	24,100	4.99%
Brandywine I & II	Floating	10/1/2024	43,835	6.82%
Radbourne Lake	Floating	10/1/2024	20,000	6.46%
Summers Landing	Floating	10/1/2024	10,109	6.07%
Versailles II	Floating	10/1/2024	12,061	6.82%
Six Forks Station	Floating	10/1/2024	41,180	4.00%
High House at Cary	Floating	1/1/2025	46,625	2.74%
The Heritage	Floating	2/1/2025	24,625	5.18%
The Enclave	Floating	2/1/2025	25,322	5.18%
Bella Vista	Floating	2/1/2025	29,040	5.18%
Estates on Maryland	Floating	4/1/2025	43,157	3.91%
The Adair	Floating	4/1/2025	35,115	3.91%
Rockledge Apartments	Floating	12/1/2025	93,129	6.45%
The Preserve at Terrell Mill	Floating	12/1/2025	71,098	6.45%
Fairways at San Marcos	Floating	12/1/2025	60,228	6.70%
Bloom	Floating	12/1/2025	59,830	6.70%
Atera Apartments	Floating	12/1/2025	46,198	6.45%
Silverbrook	Floating	12/1/2025	46,088	6.45%
Torreyana Apartments	Floating	12/1/2025	50,580	6.70%
Cornerstone	Floating	12/1/2025	46,804	6.66%
Versailles	Floating	12/1/2025	40,247	6.45%
Bella Solara	Floating	12/1/2025	40,328	6.70%
Courtney Cove	Floating	12/1/2025	36,146	6.70%
Madera Point	Floating	12/1/2025	34,457	6.70%
Creekside at Matthews	Floating	12/1/2025	29,648	6.45%
Parc500	Floating	12/1/2025	29,416	6.45%
Seasons 704 Apartments	Floating	12/1/2025	33,132	6.70%
The Summit at Sabal Park	Floating	12/1/2025	30,826	6.70%
Cutter’s Point	Floating	12/1/2025	21,524	6.45%
Venue at 8651	Floating	12/1/2025	18,690	6.45%
Arbors on Forest Ridge	Floating	12/1/2025	19,184	6.70%
Venue on Camelback	Floating	2/1/2026	42,788	6.07%

			$1,340,080	5.90%	(1)

(1)	Represents the weighted average cap rate of the interest rate caps.

NXRT.NEXPOINT.COM	Page 23

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Debt Maturity Schedule

The following table summarizes our contractual obligations and commitments as of March 31, 2024 for the next five calendar years subsequent to March 31, 2024 and thereafter. We used the applicable reference rates as of March 31, 2024 to calculate interest expense due by period on our floating rate debt and net interest expense due by period on our interest rate swaps.

		Payments Due by Period (in thousands)

		Total	2024	2025	2026	2027	2028	Thereafter
Operating Properties Mortgage Debt
Principal payments		$1,463,003	$222	$133,386	$290,324	$—	$81,041	$958,030
Interest expense	(1)	383,090	24,907	46,288	40,090	54,145	52,453	165,207

Total		$1,846,093	$25,129	$179,674	$330,414	$54,145	$133,494	$1,123,237

Held For Sale Property Mortgage Debt
Principal payments		$35,274	$15,274	$20,000	$—	$—	$—	$—
Interest expense		2,142	1,271	871	—	—	—	—

Total		$37,416	$16,545	$20,871	$—	$—	$—	$—

Credit Facility
Principal payments		$—	$—	$—	$—	$—	$—	$—
Interest expense		1,115	668	447	—	—	—	—

Total		$1,115	$668	$447	$—	$—	$—	$—

Total contractual obligations and commitments		$1,884,624	$42,342	$200,992	$330,414	$54,145	$133,494	$1,123,237

(1)

Interest expense obligations includes the impact of expected settlements on interest rate swaps which have been entered into in order to fix the interest rate on the hedged portion of our floating rate debt obligations. As of March 31, 2024, we had entered into 10 interest rate swap transactions with a combined notional amount of $1.2 billion. We have allocated the total impact of expected settlements on the $1.2 billion notional amount of interest rate swaps to ‘Operating Properties Mortgage Debt.’ We used the applicable reference rates as of March 31, 2024 to determine our expected settlements through the terms of the interest rate swaps.

(1)

As of March 31, 2024, we had total indebtedness of $1.5 billion at an adjusted weighted average interest rate of 3.39%, of which $1.5 billion was debt with a floating interest rate. As of March 31, 2024, interest rate swap agreements effectively covered 80% of our $1.5 billion of floating rate mortgage debt outstanding. For purposes of calculating the adjusted weighted average interest rate of the total indebtedness, we have included the weighted average fixed rate of 1.0682% for Adjusted SOFR on the $1.2 billion notional amount of interest rate swap agreements that we have entered into as of March 31, 2024, which effectively fix the interest rate on $1.2 billion of our floating rate debt outstanding.

NXRT.NEXPOINT.COM	Page 24

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Acquisition Details

(in thousands, except for unit and per unit amounts)

Property Name (1)	Location	Units	Transaction Date	Purchase Price	Rehab Budget (2)	Total Investment	Per Unit
Arbors on Forest Ridge	Bedford, Texas	210	1/31/2014	$12,805	$1,449	$14,254	$67,876
Cutter’s Point	Richardson, Texas	196	1/31/2014	15,845	1,379	17,224	87,878
The Summit at Sabal Park	Tampa, Florida	252	8/20/2014	19,050	1,655	20,705	82,163
Courtney Cove	Tampa, Florida	324	8/20/2014	18,950	1,635	20,585	63,534
Radbourne Lake	Charlotte, North Carolina	225	9/30/2014	24,250	3,947	28,197	125,320
Sabal Palm at Lake Buena Vista	Orlando, Florida	400	11/5/2014	49,500	1,346	50,846	127,115
Cornerstone	Orlando, Florida	430	1/15/2015	31,550	2,610	34,160	79,442
The Preserve at Terrell Mill	Marietta, Georgia	752	2/6/2015	58,000	6,688	64,688	86,021
Versailles	Dallas, Texas	388	2/26/2015	26,165	3,997	30,162	77,737
Seasons 704 Apartments	West Palm Beach, Florida	222	4/15/2015	21,000	1,900	22,900	103,153
Madera Point	Mesa, Arizona	256	8/5/2015	22,525	1,808	24,333	95,051
Venue at 8651	Fort Worth, Texas	333	10/30/2015	19,250	4,626	23,876	71,700
Parc500	West Palm Beach, Florida	217	7/27/2016	22,421	5,082	27,503	126,742
The Venue on Camelback	Phoenix, Arizona	415	10/11/2016	44,600	6,018	50,618	121,971
Stone Creek at Old Farm	Houston, Texas	190	12/29/2016	23,332	462	23,794	125,232
Rockledge Apartments	Marietta, Georgia	708	6/30/2017	113,500	2,961	116,461	164,493
Atera Apartments	Dallas, Texas	380	10/25/2017	59,200	7,685	66,885	176,013
Versailles II	Dallas, Texas	242	9/26/2018	24,680	3,721	28,401	117,360
Brandywine I & II	Nashville, Tennessee	632	9/26/2018	79,800	2,843	82,643	130,764
Bella Vista	Phoenix, Arizona	248	1/28/2019	48,400	7,787	56,187	226,560
The Enclave	Tempe, Arizona	204	1/28/2019	41,800	3,414	45,214	221,637
The Heritage	Phoenix, Arizona	204	1/28/2019	41,900	2,608	44,508	218,176
Summers Landing	Fort Worth, Texas	196	6/7/2019	19,396	2,660	22,056	112,531
Residences at Glenview Reserve	Nashville, Tennessee	360	7/17/2019	45,000	2,980	47,980	133,278
Residences at West Place	Orlando, Florida	342	7/17/2019	55,000	5,695	60,695	177,471
Avant at Pembroke Pines	Pembroke Pines, Florida	1,520	8/30/2019	322,000	4,129	326,129	214,559
Arbors of Brentwood	Nashville, Tennessee	346	9/10/2019	62,250	32,583	94,833	274,084
Torreyana Apartments	Las Vegas, Nevada	316	11/22/2019	68,000	4,248	72,248	228,633
Bloom	Las Vegas, Nevada	528	11/22/2019	106,500	2,771	109,271	206,953
Bella Solara	Las Vegas, Nevada	320	11/22/2019	66,500	4,786	71,286	222,769
Fairways at San Marcos	Chandler, Arizona	352	11/2/2020	84,480	3,642	88,122	250,347
The Verandas at Lake Norman	Charlotte, North Carolina	264	6/30/2021	63,500	4,366	67,866	257,068
Creekside at Matthews	Charlotte, North Carolina	240	6/30/2021	63,500	4,628	68,128	283,867
Six Forks Station	Raleigh, North Carolina	323	9/10/2021	58,000	3,943	61,943	191,774
High House at Cary	Cary, North Carolina	302	12/7/2021	74,760	6,431	81,191	268,844
The Adair	Sandy Springs, Georgia	232	4/1/2022	93,250	1,677	94,927	409,168
Estates on Maryland	Phoenix, Arizona	330	4/1/2022	77,900	4,636	82,536	250,109

Total/Weighted Average		13,399		$2,078,559	$164,796	$2,243,355	$167,427

(1)	Only includes properties owned as of March 31, 2024.
(2)	Includes interior and exterior rehab.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Disposition Details

(in thousands, except unit and per unit amounts)

Property Name	Location	Units	Purchase Price	Sale Price	Sales Price Per Unit	Sale Date	Net Cash Proceeds (1)	Gain on Sale
Meridian	Austin, TX	200	$12,300	$17,250	$86,250	5/10/2016	$16,981	$4,786
Park at Regency and Mandarin Reserve	Jacksonville, FL	679	34,500	47,000	69,219	6/6/2016	46,239	11,584
Park at Blanding and Colonial Forest	Jacksonville, FL	291	12,000	14,500	49,828	8/31/2016	14,259	2,007
Willowdale Crossings	Frederick, MD	432	41,000	45,200	104,630	9/15/2016	44,439	5,576
Jade Park	Dayton Beach, FL	144	7,800	10,000	69,444	9/30/2016	9,868	1,979
The Miramar Apartments	Dallas, TX	314	8,875	16,550	52,707	4/3/2017	16,326	6,368
Toscana	Dallas, TX	192	8,875	13,250	69,010	4/3/2017	13,040	4,283
The Grove at Alban	Frederick, MD	290	23,050	27,500	94,828	4/3/2017	27,021	4,514
Twelve 6 Ten at the Park	Dallas, TX	402	20,984	26,600	66,169	4/27/2017	26,349	4,731
Regatta Bay	Seabrook, TX	240	18,200	28,200	117,500	7/14/2017	27,670	10,423
NAVA Portfolio (2)	Atlanta, GA	1,100	66,200	116,000	105,455	9/27/2017	114,010	48,046
Timberglen	Dallas, TX	304	16,950	30,000	98,684	1/31/2018	29,553	13,742
Edgewater at Sandy Springs	Atlanta, GA	760	58,000	101,250	133,224	8/28/2019	100,219	47,329
Belmont at Duck Creek	Garland, TX	240	18,525	29,500	122,917	8/28/2019	29,148	11,985
The Ashlar	Dallas, TX	264	16,235	29,400	111,364	8/28/2019	29,050	13,205
Heatherstone	Dallas, TX	152	9,450	16,275	107,072	8/28/2019	16,054	6,368
The Pointe at the Foothills	Mesa, AZ	528	52,275	85,400	161,742	8/28/2019	84,663	37,925
Abbington Heights	Antioch, TN	274	17,900	28,050	102,372	8/30/2019	27,630	10,888
Southpoint Reserve at Stoney Creek	Fredericksburg, VA	156	17,000	23,500	150,641	3/20/2020	23,176	5,469
Willow Grove	Nashville, TN	244	13,750	31,300	128,279	3/26/2020	31,005	17,513
Woodbridge	Nashville, TN	220	16,000	31,700	144,091	3/26/2020	31,237	15,990
Eagle Crest	Irving, TX	447	27,325	55,500	124,161	9/30/2020	54,779	30,160
Beechwood Terrace	Antioch, TN	300	21,400	53,600	178,667	11/1/2021	53,003	33,960
Cedar Pointe	Antioch, TN	210	26,500	37,650	179,286	11/1/2021	37,231	12,252
Hollister Place	Houston, TX	260	24,500	36,750	141,346	12/29/2022	36,455	14,684
Silverbrook	Grand Prairie, TX	642	30,400	70,000	109,034	9/22/2023	69,431	43,107
Timber Creek	Charlotte, NC	352	22,750	49,000	139,205	12/13/2023	48,348	24,819
Old Farm	Houston, TX	734	84,721	103,000	140,327	3/1/2024	102,704	31,709

Total/Weighted Average		10,371	$727,465	$1,173,925	$113,193		$1,159,888	$475,402

(1)	Represents sales price, net of closing costs.
(2)	The NAVA Portfolio consists of The Arbors, The Crossings, The Crossings at Holcomb Bridge and The Knolls.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Definitions and Reconciliations of Non-GAAP Measures

Definitions

This presentation contains non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are net operating income (“NOI”), funds from operations attributable to common stockholders (“FFO”), FFO per diluted share, Core FFO, Core FFO per diluted share, adjusted FFO (“AFFO”), AFFO per diluted share and net debt.

NOI is used by investors and our management to evaluate and compare the performance of our properties to other comparable properties, to determine trends in earnings and to compute the fair value of our properties. NOI is calculated by adjusting net income (loss) to add back (1) interest expense (2) advisory and administrative fees, (3) the impact of depreciation and amortization expenses, (4) corporate general and administrative expenses, (5) other gains and losses that are specific to us including loss on extinguishment of debt and modification costs, (6) casualty-related expenses/(recoveries) and casualty gains (losses), (7) property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on behalf of the Company at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees and (8) equity in earnings of affiliate. We define “Same Store NOI” as NOI for our properties that are comparable between periods. We view Same Store NOI as an important measure of the operating performance of our properties because it allows us to compare operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods.

FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income (loss) computed in accordance with GAAP, excluding gains or losses from real estate dispositions, if applicable, plus real estate depreciation and amortization. We compute FFO in accordance with NAREIT’s definition. Our presentation differs slightly in that we begin with net income (loss) before adjusting for amounts attributable to redeemable noncontrolling interests in the OP and we show the amount attributable to such noncontrolling interests as an adjustment to arrive at FFO attributable to common stockholders.

Core FFO makes certain adjustments to FFO, which are either not likely to occur on a regular basis or are otherwise not representative of the ongoing operating performance of our Portfolio. Core FFO adjusts FFO to remove items such as gain on extinguishment of debt and modification costs, casualty-related expenses/and recoveries and gains (losses), the amortization of deferred financing costs incurred in connection with obtaining short-term debt financing and the noncontrolling interests (as described above) related to these items.

AFFO makes certain adjustments to Core FFO. There is no industry standard definition of AFFO and practice is divergent across the industry. AFFO adjusts Core FFO to remove items such as equity-based compensation expense and the amortization of deferred financing costs incurred in connection with obtaining long-term debt financing and the noncontrolling interests related to these items.

Net debt is calculated by subtracting cash and cash equivalents and restricted cash held for value-add upgrades and green improvements from total debt outstanding.

We believe that the use of NOI, FFO, Core FFO, AFFO and net debt, combined with the required GAAP presentations, improves the understanding of operating results and debt levels of real estate investment trusts (“REITs”) among investors and makes comparisons of operating results and debt levels among such companies more meaningful. While NOI, FFO, Core FFO, AFFO and net debt are relevant and widely used measures of operating performance and debt levels of REITs, they do not represent cash flows from operations, net income (loss) or total debt as defined by GAAP and should not be considered an alternative to those measures in evaluating our liquidity, operating performance and debt levels. NOI, FFO, Core FFO and AFFO do not purport to be indicative of cash available to fund our future cash requirements. We present net debt because we believe it provides our investors a better understanding of our leverage ratio. Net debt should not be considered an alternative to total debt, as we may not always be able to use our available cash to repay debt. Our computation of NOI, FFO, Core FFO, AFFO and net debt may not be comparable to NOI, FFO, Core FFO, AFFO and net debt reported by other REITs. For a more complete discussion of NOI, FFO, Core FFO and AFFO, see our most recent Annual Report on Form 10-K and our other filings with the SEC.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Reconciliations

Reconciliation of Debt to Net Debt

(dollar amounts in thousands)	Q1 2024	Q1 2023
Total mortgage debt	$1,498,277	$1,621,634
Credit facilities	—	57,000

Total Debt	1,498,277	1,678,634
Adjustments to arrive at net debt:
Cash and cash equivalents	(37,234)	(14,142)
Restricted cash held for value-add upgrades and green improvements	(2,907)	(6,988)

Net Debt	$1,458,136	$1,657,504

Enterprise Value (1)	$2,288,136	$2,777,504
Leverage Ratio (Total Debt to Market Capitalization plus Total Debt)	64%	60%
Leverage Ratio (Net Debt to Enterprise Value)	64%	60%

(1)	Enterprise Value is calculated as Market Capitalization plus Net Debt.

Guidance Reconciliations of NOI, Same Store NOI, NOI, FFO, Core FFO and AFFO

The following table, which has not been adjusted for the effects of noncontrolling interests, reconciles NOI to net income (the most directly comparable GAAP financial measure) for the periods presented below (in thousands):

		For the Year Ended December 31, 2024	For the Three Months Ended June 30, 2024
		Mid-Point (1)	Mid-Point (1)
Net income		$18,524	$10,380
Adjustments to reconcile net income to NOI:
Advisory and administrative fees		7,675	1,910
Corporate general and administrative expenses		18,135	4,693
Property general and administrative expenses	(2)	4,818	1,130
Depreciation and amortization		99,127	24,525
Interest expense		57,140	14,268
Casualty-related recoveries		—	—
Loss on extinguishment of debt and modification costs		805	258
Equity in earnings of affiliate		(240)	(60)
Gain on sales of real estate		(49,427)	(18,457)

NOI	(3)	$156,557	$38,647

Less Non-Same Store
Revenues	(4)	(7,016)
Operating expenses	(4)	3,194

Same Store NOI	(4)	$152,735

(1)

Mid-Point estimates shown for full year and second quarter 2024 guidance. Assumptions made for full year and second quarter 2024 NOI guidance include the Same Store operating growth projections included in the “2024 Full Year Guidance Summary” section of this release and the effect of the acquisition and dispositions throughout the fiscal year.

(2)

Adjustment to net income to exclude certain property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

(3)	FY 2024 NOI Guidance considers the forecast disposition of Radbourne Lake and considers a commensurate volume of capital recycling.
(4)	Year-over-year growth for the Full Year 2024 pro forma Same Store pool (35 properties).

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table reconciles our NOI to our net income (loss) for the years ended December 31, 2023 and 2022 and the three months ended December 31, 2023 (in thousands):

		For the Year Ended December 31,		For the Three Months Ended December 31,
		2023	2022	2023
Net income (loss)		$44,433	$(9,291)	$18,421
Adjustments to reconcile net income (loss) to NOI:
Advisory and administrative fees		7,645	7,547	1,863
Corporate general and administrative expenses		16,663	14,670	3,920
Casualty-related expenses/(recoveries)	(1)	(2,214)	1,119	(882)
Casualty gains		856	(2,506)	(124)
Gain on forfeited deposits		(250)	—	—
Property general and administrative expenses	(2)	3,701	3,600	1,005
Depreciation and amortization		95,186	97,648	24,251
Interest expense		67,106	50,587	18,256
Equity in earnings of affiliate		(205)	—	(28)
Loss on extinguishment of debt and modification costs		2,409	8,734	316
Gain on sales of real estate		(67,926)	(14,684)	(24,836)

NOI		$167,404	$157,424	$42,162

(1)	Adjustment to net income (loss) to exclude certain property operating expenses that are casualty-related expenses/(recoveries).
(2)

Adjustment to net income (loss) to exclude certain property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table reconciles our FFO, Core FFO and AFFO guidance to our net income (the most directly comparable GAAP financial measure) guidance for the year ended December 31, 2024 (in thousands, except per share data):

For the Year Ended December 31, 2024
Mid-Point
Net income	$18,524
Depreciation and amortization	99,127
Gain on sales of real estate	(49,427)
Adjustment for noncontrolling interests	(295)

FFO attributable to common stockholders	67,929

FFO per share - diluted (1)	$2.66

Loss on extinguishment of debt and modification costs	805
Casualty-related recoveries	—
Amortization of deferred financing costs - acquisition term notes	872
Adjustment for noncontrolling interests	(2)

Core FFO attributable to common stockholders	69,604

Core FFO per share - diluted (1)	$2.72

Amortization of deferred financing costs - long term debt	1,656
Equity-based compensation expense	10,395
Adjustment for noncontrolling interests	(48)

AFFO attributable to common stockholders	81,607

AFFO per share - diluted (1)	$3.19

Weighted average common shares outstanding - diluted	25,559

(1)	For purposes of calculating per share data, we assume a weighted average diluted share count of approximately 25.6 million for the full year 2024.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table reconciles our calculations of FFO, Core FFO and AFFO to net income, the most directly comparable GAAP financial measure, for the years ended December 31, 2023 and 2022 (in thousands, except per share amounts):

	For the Year Ended December 31,
	2023	2022
Net income (loss)	$44,433	$(9,291)
Depreciation and amortization	95,186	97,648
Gain on sales of real estate	(67,926)	(14,684)
Adjustment for noncontrolling interests	(273)	(276)

FFO attributable to common stockholders	71,420	73,397

FFO per share - basic	$2.78	$2.87

FFO per share - diluted	$2.72	$2.81

Loss on extinguishment of debt and modification costs	2,409	8,734
Casualty-related expenses/(recoveries)	(2,214)	1,119
Casualty losses (gains)	856	(2,506)
Gain on forfeited deposits	(250)	—
Amortization of deferred financing costs - acquisition term notes	1,321	1,083
Adjustment for noncontrolling interests	(8)	(31)

Core FFO attributable to common stockholders	73,534	81,796

Core FFO per share - basic	$2.87	$3.19

Core FFO per share - diluted	$2.80	$3.13

Amortization of deferred financing costs - long term debt	1,624	1,696
Equity-based compensation expense	9,287	7,911
Adjustment for noncontrolling interests	(41)	(37)

AFFO attributable to common stockholders	84,404	91,366

AFFO per share - basic	$3.29	$3.57

AFFO per share - diluted	$3.22	$3.49

Weighted average common shares outstanding - basic	25,654	25,610

Weighted average common shares outstanding - diluted	26,245	26,151

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